COMMON STOCK NUMBER	[LOGO OF STAR SCIENTIFIC, INC. APPEARS HERE]	COMMON STOCK SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 85517P 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

STAR SCIENTIFIC, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

[CORPORATE SEAL OF

STAR SCIENTIFIC, INC.

APPEARS HERE]

/s/ Paul Louis Perito	/s/ Christopher G. Miller
PRESIDENT	TREASURER

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:	WELLS FARGO BANK, N.A.
BY	TRANSFER AGENT AND REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UTMA – _______ Custodian _______
TEN ENT	– as tenants by entireties	(Cust) (Minor)
under Uniform Transfer to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For value received                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ _________________________________________________________ Attorney to transfer the said on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CORPORATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED
ALL GUARANTEE MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM TRUST, THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAMS (TRUST), OR THE STOCK EXCHANGE MEDALLION PROGRAM PURCHASE AND MUST NOT BE DATED. GUARANTEED BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.